Income Taxes - Income tax provision (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Current:
Federal	$ 37,878	$ 9,069	$ 21,156
State	11,584	3,785	4,477
Total current	49,462	12,854	25,633
Deferred:
Change in federal tax rate due to the 2017 Act	0	0	11,375
Federal	(7,009)	(13,381)	(3,193)
State	133	(2,941)	(1,781)
Total deferred	(6,876)	(16,322)	6,401
Total provision (benefit) for income taxes	$ 42,586	$ (3,468)	$ 32,034